UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza
Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 30, 2018, Hyatt Hotels Corporation (the “Company”) entered into an Amended & Restated Membership Interest Purchase Agreement (the “A&R Purchase Agreement”) with Two Roads Hospitality LLC, a Delaware limited liability company (the “Acquired Entity”), CL Vie Holdings, LLC, a Delaware limited liability company and an affiliate of Geolo Capital LP (“CL VIE”), Lowe Hospitality Group, Inc., a California corporation (“Lowe” and, together with CL VIE, the “Sellers”) and Lowe, in its capacity as a representative of the Sellers, pursuant to which the Company has agreed to, or to cause one or more of its affiliates to, acquire all of the outstanding equity interests of the Acquired Entity (the “Transaction”).

The A&R Purchase Agreement amended and restated the previously reported Membership Interest Purchase Agreement between the parties to the A&R Purchase Agreement, dated as of October 6, 2018 (“Original Agreement”), as was described in the Company’s Current Report on Form 8-K filed on October 9, 2018. The A&R Purchase Agreement has substantially the same material terms and conditions as the Original Agreement, but provides for, among other revisions to the terms of the Original Agreement, (i) a change in the consideration to be paid by the Company to $405,000,000, subject to customary adjustments set forth in the A&R Purchase Agreement, and (ii) a change in the variable increase in consideration to an amount not to exceed $96,300,000, resulting in aggregate consideration not to exceed $501,300,000. Certain properties previously operated by the Acquired Entity are not included in the Transaction, including certain properties that either are not operated under the Acquired Entity’s brands or that will continue to be managed or licensed directly by an affiliate of the Sellers.

Item 7.01.	Regulation FD Disclosure.

In a press release issued on November 30, 2018, the Company announced the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As a result of the A&R Purchase Agreement and the closing of the Transaction, the Company is revising the following outlook information as originally communicated on the Company’s third quarter earnings call that took place on October 31, 2018 (the “Earnings Call”):

•

The Company’s current financial estimates indicate no material impact to 2018 Adjusted EBITDA, inclusive of non-recurring integration-related costs. This compares to a prior estimate of an approximate $5 million net reduction.

•

For 2019, the Company expects the Adjusted EBITDA contribution from the Transaction prior to non-recurring integration-related costs to be approximately $20 million to $25 million. This compares to a prior estimate of approximately $25 million to $30 million. After including integration-related costs, the net contribution to 2019 Adjusted EBITDA is expected to be flat to $5 million. This compares to a prior estimate of $10 million to $15 million.

The Company’s estimated non-recurring integration-related costs total approximately $20 million to $25 million. This compares to a prior estimate of approximately $25 million to $30 million. These costs will be recorded in selling, general, and administrative expenses over the next twelve to fifteen months. The completion of integration plans could affect the timing and amount of these expenses.

The Transaction consists of 74 luxury and lifestyle properties, totaling approximately 13,000 rooms, under long-term management and license agreements. The pipeline of signed deals across the Two Roads Hospitality’s brands total approximately 5,000 rooms with a large number of additional rooms in advanced stages of negotiation. Based on the growth evidenced by Two Roads Hospitality’s pipeline as well as synergies that the Company currently expects to realize with this acquisition, the Company anticipates the Transaction will yield an implied multiple of approximately 12x Adjusted EBITDA by 2021, which is consistent with prior expectations.

There are no other changes to the Company’s financial outlook provided on the Earnings Call or in the Company’s Current Report on Form 8-K filed on October 30, 2018. The Company’s outlook is based on a number of assumptions that are subject to change, many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Hyatt Hotels Corporation, dated November 30, 2018

Forward-Looking Statements.

Forward-Looking Statements in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to the Company’s outlook, estimated Adjusted EBITDA contribution of the Transaction, estimated integration-related costs of the Transaction, plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, business trends and expectations, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the risks discussed in the Company’s filings with the SEC, including our annual report on Form 10-K and subsequent reports, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: November 30, 2018	By:	/s/ Margaret C. Egan
	Name:	Margaret C. Egan
	Title:	Executive Vice President, General Counsel and Secretary